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                            SUPPLEMENT TO PROSPECTUS
           THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA
                               SEPARATE ACCOUNT A
                               DATED MAY 1, 1998

The contracts described in the Prospectus are issued by The Manufacturers Life Insurance Company of North America (the "Company"). The Company's financial ratings are as follows:

A++ A.M. Best
Superior in financial strength; 1st category of 15

AAA Duff & Phelps
Highest in claims paying ability; 1st category of 18

AA+ Standard & Poor's
Excellent in claims paying ability; 2nd category of 21

Aa2 Moody's
Excellent in financial strength; 3rd category of 21

These ratings, which are current as of September 21, 1998 and are subject to change, are assigned to The Manufacturers Life Insurance Company of North America as a measure of the Company's ability to honor the death benefit and life annuitization guarantees but not specifically to its products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in any portfolio.


                      SUPPLEMENT DATED SEPTEMBER 21, 1998


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